UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 3, 2015

Endeavour International Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

811 Main Street, Suite 2100, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 307-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on October 10, 2014, Endeavour International Corporation (the “Company”) and certain of its subsidiaries (such subsidiaries, together with the Company, the “Debtors”), filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the proceeding In re Endeavour Operating Corporation, et al., Case No. 14–12308.

On August 3, 2015, the Company entered into a credit bid asset purchase agreement (the “APA”) with Endeavour Operating Corporation (“EOC”), Wells Fargo Bank, National Association (the “Agent”) (as trustee and collateral agent on behalf of holders (the “Noteholders”) of the 12% First Priority Notes due March 1, 2018 (the “12% Notes”)), and certain of the Noteholders (specifically, Apollo Capital Management, L.P., Aristeia Capital, LLC and Avenue Investments, L.P. (the “Priority Noteholders”)), pursuant to which EOC has agreed to sell all of the stock of EOC’s subsidiary, Endeavour International Holding B.V. (“EIHBV”) and an intercompany note (issued to EOC by Endeavour Energy U.K Limited (“EEUK”), a subsidiary of EIHBV (the “Intercompany Note”)), to a newly formed entity (“Newco”) which shall be owned by the Noteholders and the lenders under that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of September 30, 2014, by and among EIHBV and End Finco LLC, as borrowers, the lenders party thereto, Credit Suisse AG, Cayman Islands Branch, as Administrative and Collateral Agent, and the Company. The consideration payable to EOC upon the consummation of the APA consists of (i) with respect to the Intercompany Note and 65% of the stock of EIHBV, $1 in the form of a credit bid by the Agent with respect to outstanding indebtedness under the 12% Notes pursuant to section 363(k) of the Bankruptcy Code, and (ii) with respect to the remaining 35% of the stock of EIHBV, $1 in cash. The closing of the APA is conditioned upon (i) the entry by the Bankruptcy Court of an order approving the APA and the transactions contemplated thereby, (ii) the occurrence of the closing under the Settlement Agreement (defined below) and (iii) other customary conditions to closing. The APA also provides that upon their receipt of any cash proceeds from the sale of the Company’s oil and gas assets, the Priority Noteholders shall promptly pay such amounts to fund the administrative costs and expenses of the Bankruptcy Cases and any expenses incurred in connection with the subsequent dissolution of the Debtors up to an agreed upon maximum amount (collectively, “Wind Down Expenses”). To the extent the Asset Sale Proceeds are insufficient to satisfy the Wind Down Expenses, cash from EEUK will be used to fund such Wind Down Expenses. A copy of the APA is attached hereto as Exhibit 99.1.

On August 3, 2015, the Company entered into a settlement agreement (the “Settlement Agreement”) with EOC, Endeavour Colorado Corporation (“ECC”), the Priority Noteholders and certain lenders under the Credit Agreement (the “Ad Hoc Group”), relating, among other things, to the allocation of proceeds from the sale of EOC’s and ECC’s U.S. oil and gas assets, ownership of Newco, voting rights and shareholder arrangements concerning Newco and certain amendments to the Credit Agreement (the “EEUK Amendment Documents”). Additionally, pursuant to the Settlement Agreement, the Company, EOC and ECC have agreed to restrictions on certain intercompany cash transfers. The closing of the Settlement Agreement is conditioned upon (i) the execution of (a) definitive documents regarding the governance of Newco and (b) the EEUK Amendment Documents, (ii) the occurrence of the closing under the APA and (iii) the entry by the Bankruptcy Court of an order approving the Settlement Agreement and the transactions contemplated thereby. A copy of the Settlement Agreement is attached hereto as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure.

On August 3, 2015, the Debtors filed with the Bankruptcy Court a motion to, among other things, request entry of an order by the Bankruptcy Court approving (i) the APA and the transactions contemplated thereby, and (ii) the Settlement Agreement and the transactions contemplated thereby. A copy of such motion is attached hereto as Exhibit 99.3.

On August 3, 2015, the Debtors filed with the Bankruptcy Court a motion to, among other things, approve the dismissal of the Debtors’ chapter 11 cases following the sale of substantially all of the Debtors’ assets, the dissolution of the Debtors and, in the case of EIC, its dissolution without the need to obtain stockholder approval. A copy of such motion is attached hereto as Exhibit 99.4.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute “forward-looking statements,” as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events and the financial performance of the Company. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that actual events or performance will differ materially from such predictions as a result of certain risk factors. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only to management’s plans, assumptions and expectations as of the date hereof. Please refer to the Company’s Annual Report on Form 10-K for year ended December 31, 2014, filed with the SEC on March 31, 2015, and other filings for a discussion of material risk factors. The Company disclaims any duty to update or alter any forward-looking statements, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Asset Purchase Agreement, dated as of August 3, 2015, by and among the Company, EOC, the Agent, and the Priority Noteholders.

99.2	Settlement Agreement, dated as of August 3, 2015, by and among the Company, EOC, ECC, the Priority Noteholders and the Ad Hoc Group.

99.3	Motion, dated August 3, 2015, filed with the Bankruptcy Court with respect to the APA and Settlement Agreement.

99.4	Motion, dated August 3, 2015, filed with the Bankruptcy Court with respect to dismissal of the Debtor’s chapter 11 cases.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

August 4, 2015	By:	/s/ Catherine L. Stubbs

Name: Catherine L. Stubbs
Title: Senior Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Asset Purchase Agreement, dated as of August 3, 2015, by and among the Company, EOC, the Agent, and the Priority Noteholders.
99.2	Settlement Agreement, dated as of August 3, 2015, by and among the Company, EOC, ECC, the Priority Noteholders and the Ad Hoc Group.
99.3	Motion, dated August 3, 2015, filed with the Bankruptcy Court with respect to the APA and Settlement Agreement.
99.4	Motion, dated August 3, 2015, filed with the Bankruptcy Court with respect to dismissal of the Debtor’s chapter 11 cases.